KEMPER
TECHNOLOGY
FUND

ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED OCTOBER 31, 1997

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Seeking growth of capital.


                "...Technology stocks experienced periods of powerful
                 rallies and strong sell-offs. In short, it was a normal year..."



                                                                [KEMPER LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
INDUSTRY SECTORS
10
LARGEST HOLDINGS
11
PORTFOLIO OF
INVESTMENTS
15
REPORT OF
INDEPENDENT AUDITORS
16
FINANCIAL STATEMENTS
18
NOTES TO
FINANCIAL STATEMENTS
22
FINANCIAL HIGHLIGHTS


AT A GLANCE
-------------------------------------------------------------------------------
KEMPER TECHNOLOGY
FUND TOTAL RETURNS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
-------------------------------------------------------------------------------

CLASS A                                                 17.11%
CLASS B                                                 15.91%
CLASS C                                                 15.98%
LIPPER SCIENCE & TECHNOLOGY FUNDS CATEGORY AVERAGE*     22.84%
-------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

Investment by the fund in emerging technology companies presents greater risk than investment in more established companies.

-------------------------------------------------------------------------------
 NET ASSET VALUE
-------------------------------------------------------------------------------
                                     AS OF      AS OF
                                    10/31/97   10/31/96
-------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND
CLASS A                              $13.13     $13.16
-------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND
CLASS B                              $12.54     $12.77
-------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND
CLASS C                              $12.64     $12.85
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
KEMPER TECHNOLOGY
 FUND LIPPER RANKINGS*
-------------------------------------------------------------------------------

COMPARED WITH ALL OTHER FUNDS IN THE LIPPER SCIENCE & TECHNOLOGY FUNDS CATEGORY

                          CLASS A           CLASS B           CLASS C
-------------------------------------------------------------------------------
1-YEAR                #40 of 55 funds   #43 of 55 funds   #42 of 55 funds
-------------------------------------------------------------------------------
5-YEAR                #10 of 15 funds         N/A               N/A
-------------------------------------------------------------------------------
10-YEAR               #10 of 12 funds         N/A               N/A
-------------------------------------------------------------------------------
15-YEAR               #3 of 5 funds           N/A               N/A
-------------------------------------------------------------------------------
20-YEAR               #1 of 3 funds           N/A               N/A
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 DIVIDEND REVIEW
-------------------------------------------------------------------------------

 DURING THE FISCAL-YEAR, KEMPER TECHNOLOGY FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                             CLASS A      CLASS B       CLASS C
-------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN        $2.11        $2.11         $2.11
-------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

[MORNINGSTAR STYLE BOX]

-------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
-------------------------------------------------------------------------------

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar Style Box is based on a portfolio date as of October 31, 1997.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization. Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

CORRECTION A reverse movement, usually downward, in the price of a group of stocks or the overall market. Corrections are to be expected over a long term.

PRICE-TO-EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters, also referred to as its P/E.

SECTOR Stocks usually found in related industries. Stocks within a market sector may be similarly effected by financial, economic, business, and other developments.

SEMICONDUCTOR A material that is neither a good conductor of electricity, nor a good insulator, and whose conduction properties can therefore be manipulated easily. Semiconductor devices are the essential parts that make it possible to build small, inexpensive electronic systems.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

Stephen B. Timbers is president, chief executive and chief investment officer of Zurich Kemper Investments, Inc. (ZKI). ZKI and its affiliates manage approximately $86 billion in assets, including $49 billion in retail mutual funds. Timbers is a graduate of Yale University and holds an M.B.A. from Harvard University.

DEAR SHAREHOLDERS,

Once again, investors experienced extreme market volatility in the month of October. Unlike the October corrections of 1987 and 1989, this year's market drop occurred at a time when the United States economy is remarkably healthy and resilient. As we have noted, the U.S. economy has been moving forward for several years with an alternating fast/slow pace that has proven successful in removing whatever excesses build from quarter to quarter. As a consequence, interest rates and the rate of inflation are both low and stable. Moreover, the federal budget deficit has been reduced to such an extent that discussion has now turned to what the government should do with a projected surplus in 1998.

  Fortunately, no part of our strong economic foundation was shaken by the market correction. If anything, the correction provided a short-lived and relatively painless lesson about the vulnerability of a highly valued market. When markets are high, everything -- economic news, corporate earnings and liquidity -- must go right. When markets are high -- as our equity market was for most of this year -- they are vulnerable to relatively minor disappointments.

  As you have read, of course, the direct source of the October correction was Southeast Asia, where the world's highest growth economies had been stumbling since the summer. These economies had become overextended, banks ran into trouble with bad loans and the local governments failed to take prompt action. The result was a domino effect of competitive devaluations of currencies, crashing markets and political chaos.

  But while Southeast Asia produced the event that led to the mini-panic in the U.S. equity market -- resulting in a 7 percent loss on October 27 -- the world quickly looked to the U.S. for solutions. When the U.S. market quickly rebounded, other markets became less volatile. Considering U.S. economic fundamentals and the relatively small effect that Southeast Asian problems have on U.S. companies as a whole, rational investors had to expect our market to bounce back. In fact, if the U.S. equity market had not been so highly valued, we would have expected the market's reaction to the Asian problems to be quite muted. For instance, if the Dow Jones Industrial Average had been closer to 7000 than to 8000, we would have expected that the market would have dropped only slightly.

  But as we have said before, today's markets move very fast. We experienced in one day the kind of correction that we used to experience over a six-month period. By Wednesday, November 19, the Dow Jones Industrial Average had climbed back to where it was before Gray Monday, October 27, 1997. It took only 26 days to recoup -- contrast that with the 463 days needed to recoup from Black Monday. The market did not recover from its 22.6 percent October 19, 1987, market correction until January 24, 1989. At this writing, the U.S. equity market remains very volatile. We expect that condition to continue, as volatility is a factor of higher valued markets. Despite what the last few years may have suggested, markets do not go in just one direction.

  Our recent experience supported many of the basic tenets of investing:

  - Invest for the long term and don't react to the short-term noise. Investors who got hurt in the October correction were those who had borrowed the money they invested and were forced to sell at low prices. Investors who were able to remain invested and did, lost only some of their above-average gain for the year.

  - Diversification helps reduce overall portfolio risk. Government securities investors, for example, found the bond market to be a safe haven as the bond market rallied during the stock market correction.

  - Investing abroad is complex and requires expert advice. Currency valuations, in particular, can have a significant effect on investment returns.

  Our forecast for the next several months calls for moderate economic growth, stable interest rates and controlled inflation. While we cannot rule out the possibility of another market event that would add to the excitement of equity investing, we would expect the U.S. market to again demonstrate its resiliency.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
  THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                NOW (11/30/97)          6 MONTHS AGO            1 YEAR AGO              2 YEARS AGO
10-YEAR TREASURY RATE(1)             5.88                    6.49                   6.3                      5.71
PRIME RATE(2)                        8.5                     8.5                    8.25                     8.65
INFLATION RATE(3)*                   2.08                    2.3                    3.25                     2.6
THE U.S. DOLLAR(4)                   9.65                    5.52                   4.36                    -2.58
CAPITAL GOODS ORDERS(5)*             9.92                    7.16                   3.3                      8.09
INDUSTRIAL PRODUCTION(5)*            5.51                    4.23                   4.33                     3.4
EMPLOYMENT GROWTH(6)                 2.52                    2.13                   2.15                     1.91

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of October 31, 1997.

Sources: Economics Department, Zurich Kemper Investments, Inc.


  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT AND CHIEF INVESTMENT OFFICER
ZURICH KEMPER INVESTMENTS INC.

December 4, 1997

PERFORMANCE UPDATE

FRANK KORTH, THE MANAGER OF KEMPER TECHNOLOGY FUND SINCE JANUARY 1994, LEFT THE FIRM AT THE END OF THE FUND'S FISCAL YEAR. HE HAS BEEN REPLACED BY A TEAM OF PORTFOLIO MANAGERS WITH A LONG HISTORY OF INVESTING IN TECHNOLOGY STOCKS: TRACY CHESTER, WHO ALSO MANAGES KEMPER BLUE CHIP FUND, HAS SEVERAL YEARS' EXPERIENCE AS A TECHNOLOGY ANALYST WITH KEMPER FUNDS; DICK GOERS IS KEMPER FUNDS' SENIOR TECHNOLOGY ANALYST AND PREVIOUSLY CO-MANAGED THE FUND; GARY LANGBAUM, MANAGER OF KEMPER TOTAL RETURN FUND, JOINED KEMPER IN 1988 AND HAS NEARLY 30 YEARS OF INVESTMENT EXPERIENCE; STEVEN REYNOLDS IS PORTFOLIO MANAGER OF KEMPER GROWTH FUND AND IS ALSO CHIEF INVESTMENT OFFICER OF EQUITIES.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY
TIME, BASED ON MARKET AND OTHER CONDITIONS.

BELOW, THIS DISTINGUISHED TEAM PROVIDES A RECAP OF KEMPER TECHNOLOGY FUND'S PERFORMANCE OVER THE LAST YEAR, AND THEIR PHILOSOPHY REGARDING HOW THE FUND WILL BE MANAGED IN THE FUTURE.

Q     HOW DID THE TECHNOLOGY SECTOR PERFORM COMPARED WITH THE STOCK MARKET AS A
WHOLE?

A     The year ended October 31, 1997, was a typically volatile one for technology stocks. They experienced periods of powerful rallies and strong sell-offs. In short, it was a normal year. Overall, the sector underperformed the stock market. The Standard and Poor's 500 Stock Index gained 32.10 percent, while the Lipper Science and Technology Fund Index gained 22.72 percent. The fund's Class A shares (unadjusted for any sales charge) achieved a total return of 17.11 percent for the same period. When viewed in detail, the year clearly breaks down into two halves. During the first six months of the fiscal year, the S&P 500 gained 14.72 percent, but the average technology fund managed only a
1.72 percent gain. The second half of the fiscal year was much better for tech stocks; the market was up 15.16 percent, while the Lipper index gained 20.64 percent. However, that obviously wasn't enough to make up lost ground.

Q     WHY DID TECH STOCKS LAG SO DRASTICALLY DURING THE FIRST SIX MONTHS OF THE
FISCAL YEAR?

A     The reason can be summed up in one word: uncertainty. At the start of the year, there was still widespread concern over the pace of economic growth, the direction of interest rates, and the level of inflation. In such conditions, investors tend to emphasize larger, more stable growth companies that can deliver solid earnings with less dependence on a strong economy. The S&P 500's big gains reflect that. Conversely, technology companies tend to be smaller and their income streams a bit more precarious. So they experienced volatility, ending up in June about where they started the previous October. During the second half of the year, however, the economic picture became clearer - particularly the direction on interest rates. Fewer and fewer people anticipated an interest rate hike by the Federal Reserve and the economy appeared to be chugging along at a good pace. This reassured investors and the market, especially tech stocks, benefited. The sector rallied strongly from June through October, but then problems in the Pacific Rim economies came to the fore, and the sector was hit with a 10 percent correction as the fiscal year drew to a close.

      Given volatility of this magnitude, it can be a struggle for investors to maintain their composure. But although past performance does not guarantee future results, historically the technology sector's overall volatility has outpaced other sector's volatility over the longer term as shown in the accompanying chart on page 6.

      As noted earlier, investment in emerging technology companies presents greater risk than investments in more established companies.

PERFORMANCE UPDATE

                                 [VOLATILE GRAPH]

--------------------------------------------------------------------------------------------------------------------
IT WAS A TYPICALLY VOLATILE YEAR FOR TECH STOCKS...
--------------------------------------------------------------------------------------------------------------------

MONTHLY TOTAL RETURNS 10/31/96-10/31/97

     1996                                                     1997
----------------  --------------------------------------------------------------------------------------------------
11/30    12/31     1/31      2/28       3/31      4/30      5/31      6/30      7/31      8/31      9/30      10/31
----------------  --------------------------------------------------------------------------------------------------
8.47%    -1.98%    7.00%     -8.19%     -7.43%    3.31%     13.72%    0.68%     12.88%    0.41%     5.20%     -9.45%

Source: Lipper Analytical Services. Technology stocks represented by the Lipper Science and Technology Fund Index.

--------------------------------------------------------------------------------------------------------------------
BUT TECHNOLOGY'S VOLATILITY HAS TENDED TO WORK FOR YOU
--------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL RETURN               AVERAGE ANNUAL TOTAL
                                                                   YTD AS OF                RETURN AS OF 10/31/97
                                                                    10/31/97              5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------
Science & Technology                                                 15.66%                24.53%            20.15%
--------------------------------------------------------------------------------------------------------------------
Growth and Income                                                    21.39                 17.61             15.21
--------------------------------------------------------------------------------------------------------------------
Small Cap                                                            21.40                 18.94             17.43
--------------------------------------------------------------------------------------------------------------------
Growth                                                               21.73                 17.28             15.75
--------------------------------------------------------------------------------------------------------------------
S&P 500                                                              25.31                 19.85             17.14
--------------------------------------------------------------------------------------------------------------------
Capital Appreciation                                                 19.58                 16.49             14.50
--------------------------------------------------------------------------------------------------------------------

Source: Lipper Analytical Services. Sector performance represented by the Lipper fund category average.

Q     WHAT MOVES WERE MADE TO COUNTER THE SECTOR'S VOLATILITY?

A     As a technology fund, there's not a lot you CAN do when the universe in which you operate undergoes turbulence. One thing that was NOT done was to try and time the sector's rise and fall. The fund tended to stay substantially invested, and seek outstanding values when they appeared. That meant trading in and out of certain areas of the market, primarily semiconductors, data communications and systems/software/services. We'll take a look at the fund's exposure to each area at the end of the fiscal year compared to six months ago:

- SEMICONDUCTORS WERE REDUCED FROM 25 PERCENT OF NET ASSETS TO 22 PERCENT. The fund increased exposure to semiconductors early in the year because there were some outstanding values in these companies. And in fact, it was one of the strongest performing areas through the summer. At that time, the stocks appeared fully valued and the position was scaled back. It was the right idea, but wasn't done quickly enough as these stocks were hit particularly hard by the events in Asian markets.

- COMMUNICATIONS WERE 21 PERCENT OF THE PORTFOLIO, AND ARE NOW 16 PERCENT. Data communications had run up strongly over the last six months and profits were taken in companies like Ascend and 3Com.

- SYSTEMS/SOFTWARE/SERVICES WERE 15 PERCENT AND ARE NOW 27 PERCENT. A lot of the increase is price appreciation after a strong rally in these stocks. We will likely maintain this overweighting, because this is one of the more resilient areas of the technology sector, compared with areas like personal computers or semiconductors.

PERFORMANCE UPDATE

      Also notable was a move in personal computer related stocks. The fund had been heavier into component manufacturers, particularly disk-drive makers. But as that area became more competitive, it was shifted in favor of PC makers like Compaq and Dell.

Q     WILL THE CURRENCY PROBLEMS IN ASIA HAVE A GREAT IMPACT ON TECHNOLOGY
FIRMS?

A     Some of the concern is well-founded, but some isn't. Technology firms in
Asia tend to export primarily to European and American markets, which have been remarkably strong. Certainly in-region demand will be affected and there will be a global impact, but the extent is unclear. Our experience is that the technology sector has a history of discounting to the worst-case scenario, and usually does so in a hurry. We don't think the impact will be that severe. In fact, it may give us an opportunity to realign the portfolio at prices that are quite attractive.

Q     HOW DO YOU PLAN TO POSITION THE PORTFOLIO GOING FORWARD?

A     There are three primary goals that will likely guide our approach:

- CONSOLIDATE NAMES. There were about 120 companies in the portfolio at the end of the fiscal year, and we'd like to reduce that somewhat to concentrate on the firms that we believe have the best chance of being strong, consistent performers. Market leaders tended to be hit as badly as market laggards during the October correction, so we've got an excellent opportunity to buy these types of companies at good prices. To find them, we'll research the firms we like and see how they've performed historically in prior economic slowdowns and corrections such as those prompted by the Asia crisis. We're looking for companies that are near their historic lows but have the characteristics we value: strong management, a dominant market position, and the potential to consistently produce earnings growth.

- CONCENTRATE ON LARGER, HIGHER QUALITY COMPANIES. The traits we look for tend to be inherent in bigger, more established companies. Also, given the volatility and uncertainty surrounding the technology sector right now, and the modest pace of economic expansion both here and abroad, we think smaller companies will have a more difficult time being competitive.

- REDUCE VOLATILITY WHERE POSSIBLE. That means trimming exposure to the more volatile areas, such as personal computers, biotech and semiconductors. We'll certainly maintain holdings in these areas, but we're looking for the cream of the crop.

Q     WHAT'S YOUR OUTLOOK FOR THE SECTOR?

A     It will be a stock-picker's market going forward. Opportunities will be much more selective, and astute evaluations of earnings, products, management and valuations will be crucial. But that's the way it always is in technology.

PERFORMANCE UPDATE

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

FOR PERIODS ENDED OCTOBER 31, 1997 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                      LIFE OF
                                          1-YEAR   5-YEAR   10-YEAR    CLASS
-------------------------------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS A            10.40%   19.66%    15.10%    13.16%    (since 9/7/48)
-------------------------------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS B            12.96      N/A       N/A     23.26     (since 5/31/94)
-------------------------------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS C            15.98      N/A       N/A     23.82     (since 5/31/94)
-------------------------------------------------------------------------------------------------------

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class A shares from 1/1/79 to 10/31/97
--------------------------------------------------------------------------------

                                                  1/1/79      12/31/85     12/31/91     10/31/97
-------------------------------------------------------------------------------------------------------
Kemper Technology Fund Class A(1)                  10000        27937        63724        147785
Russell 1000 Growth Index+                         10000        28186        72895        169047
Standared & Poor's 500 Stock Index++               10000        31047        74980        190216

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class A shares from 5/31/94 to 10/31/97
--------------------------------------------------------------------------------

                                                  5/31/94     12/31/95      12/31/96     10/31/97
-------------------------------------------------------------------------------------------------------
Kemper Technology Fund Class A(1)                  10000        15924        18994        20457
Russell 1000 Growth Index+                         10000        14445        17784        22011
Standared & Poor's 500 Stock Index++               10000        14135        17372        21739

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class A shares from 5/31/94 to 10/31/97
--------------------------------------------------------------------------------

                                                  5/31/94     12/31/95      12/31/96     10/31/97
-------------------------------------------------------------------------------------------------------
Kemper Technology Fund Class A(1)                  10000        16004        19101        20777
Russell 1000 Growth Index+                         10000        14445        17784        22011
Standared & Poor's 500 Stock Index++               10000        14135        17372        21739

Returns are historical and do not represent future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A shares adjustment for the maximum sales charge of 5.75 percent, for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) as follows: 1 year, 3 percent; 5 year, 1 percent; since inception, 0 percent. For Class C shares, there is no adjustment for sales charge. The maximum CDSC for Class B shares is 4 percent. For Class C shares, there is a 1 percent CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the CDSC in effect at the end of the period for Class B shares. When reviewing the performance chart, please note that the inception date for the Russell 1000 Growth Index is January 1, 1979. As a result, we are not able to illustrate the life of fund performance (since September 7, 1948) for Kemper Technology Fund Class A shares. In comparing the funds Class A and Class B shares to the Russell 1000 Growth Index and the Standards & Poor's 500 Stock Index, you should also note that the fund's performance reflects the applicable sales charge, while no such charges are reflected in the performance of the indices.

(+) The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

(++)The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market.

    Source is Towers Data Systems.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

Data shows the percentage of the common stocks in the portfolio that each sector represented on October 31, 1997, and on October 31, 1996.

                                 [BAR GRAPH]

                                  KEMPER TECHNOLOGY       KEMPER TECHNOLOGY
                                   FUND ON 10/31/97        FUND ON 10/31/96
SYSTEMS, SOFTWARE & SERVICES            26.3%                   20.9%

ELECTRONIC PARTS                        23.4%                   12.9%

COMMUNICATIONS                          16.5%                   25.7%

PERSONAL COMPUTING                      14.3%                   14.2%

LIFE SCIENCES                           12.5%                   21.8%

INDUSTRIAL TECHNOLOGY/MISC.              7.0%                    4.5%

A COMPARISON WITH THE HAMBRECHT & QUIST INDEX

Data shows the percentage of the common stocks in the portfolio that each sector of Kemper Technology Fund represented on October 31, 1997, compared with the industry sectors that make up the Hambrecht & Quist (H&Q) Technology Index. In contrast with broader indexes such as the Russell 1000 Growth Index or the S&P 500 Stock Index, the H&Q is comprised only of technology stocks and, as such, is used by management of Kemper Technology Fund as an internal performance benchmark.

                                 [BAR GRAPH]

                                  KEMPER TECHNOLOGY       H & Q TECHNOLOGY
                                   FUND ON 10/31/97       INDEX ON 10/31/97
SYSTEMS, SOFTWARE & SERVICES            26.3%                   38.3%

ELECTRONIC PARTS                        23.4%                   18.1%

COMMUNICATIONS                          16.5%                   18.7%

PERSONAL COMPUTING                      14.3%                   19.9%

LIFE SCIENCES                           12.5%                    0.0%

INDUSTRIAL TECHNOLOGY/MISC.              7.0%                    5.0%

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS
REPRESENTING 35.2 PERCENT OF THE FUND'S TOTAL COMMON STOCK HOLDINGS ON OCTOBER 31, 1997*

--------------------------------------------------------------------------------------------------------
Holdings                                                                                         Percent
--------------------------------------------------------------------------------------------------------
1.          COMPAQ COMPUTER               Designs, develops, manufactures and markets personal      5.0%
                                          computers for business and professional users.

2.          INTEL                         Engaged in the design, development, manufacture and       4.5%
                                          sale of advanced microcomputer components, such as
                                          integrated circuits and other related products.

3.          DELL COMPUTER                 World's largest direct marketer of PCs and a major        4.3%
                                          manufacturer of them as well.

4.          CISCO SYSTEMS                 Largest, most comprehensive supplier of routing           4.2%
                                          software and related systems that direct the flow of
                                          data between local area networks. A play on the
                                          explosive growth of the Internet.

5.          TEXAS INSTRUMENTS             A high technology company with sales or manufacturing     4.2%
                                          operations in over 30 countries. Products and services
                                          include semiconductors, defense electronics systems,
                                          software productivity tools, computer and peripheral
                                          products and consumer products.

6.          INTERNATIONAL BUSINESS        Manufactures data processing equipment and systems.       3.0%
            MACHINES

7.          MICROSOFT CORP.               Develops, markets and supports a variety of               3.0%
                                          microcomputer software, operating systems, language and
                                          application programs, related books and peripheral
                                          devices.

8.          EMC CORP.                     Designs, manufactures and markets storage-related         2.6%
                                          hardware, software and service products.

9.          COMPUTER ASSOCIATES           The leading software company for integrated systems,      2.5%
            INTERNATIONAL                 database management, business applications and
                                          application development solutions.

10.         SANMINA CORP.                 Leading manufacturer of high density printed circuit      1.9%
                                          boards for sophisticated electronics equipment.

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF Investments

KEMPER TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1997
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                           NUMBER OF SHARES     VALUE
-------------------------------------------------------------------------------------------------------------------------
ELECTRONIC
COMPONENTS--21.9%
                                          (b)Analog Devices                                  575,666       $   17,594
                                          (b)Dupont Photomasks, Inc.                         259,000           11,137
                                          (b)Integrated Process Equipment Corp.              325,000            7,211
                                             Intel Corp.                                     708,000           54,516
                                          (b)KLA-Tencor Corp.                                150,000            6,591
                                             Linear Technology Corp.                         250,000           15,719
                                             MRV Communications                              160,600            4,698
                                          (b)Maxim Integrated Products                       100,000            6,625
                                          (b)Microchip Technology                            525,000           20,934
                                          (b)Novellus Systems                                300,000           13,350
                                          (b)Rambus, Inc.                                    107,000            5,323
                                          (b)Teradyne                                        475,000           17,783
                                             Texas Instruments                               475,000           50,677
                                          (b)TranSwitch Corp.                                125,511            1,412
                                          (b)VLSI Technology, Inc.                           300,000            8,887
                                          (b)Vitesse Semiconductor Corp.                     100,000            4,338
                                             Xerox Corp.                                     225,000           17,845
                                             ----------------------------------------------------------------------------
                                                                                                              264,640
-------------------------------------------------------------------------------------------------------------------------
PERSONAL
COMPUTING--13.4%
                                             Canon, Inc.                                      45,000            1,093
                                          (b)Compaq Computer Corp.                           950,000           60,562
                                          (b)Dell Computer Corp.                             650,000           52,081
                                          (b)Microsoft Corp.                                 275,000           35,750
                                             Nikon Corp.                                     165,000            1,838
                                          (b)Quantum Corp.                                   350,000           11,069
                                             ----------------------------------------------------------------------------
                                                                                                              162,393
-------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--15.4%
                                          (b)ADC Telecommuncations, Inc.                     300,000            9,937
                                          (b)America On-Line, Inc.                           200,000           15,400
                                             Bellsystem 24, Inc.                              12,500            1,725
                                          (b)CIENA Corp.                                     100,041            5,502
                                          (b)Cisco Systems                                   625,000           51,270
                                          (b)Geoworks                                        301,300            3,842
                                             Globalstar Telecommunications, convertible      250,000           19,750
                                               preferred
                                             L.M. Ericsson Telephone Co., "B"                 69,870            3,081
                                             Lucent Technologies, Inc.                       200,000           16,488
                                          (b)Netcom On-Line Communications Services            8,427              160
                                          (b)Netscape Communications Corp.                     7,764              255
                                          (b)Newbridge Networks Corp.                        150,000            7,950
                                          (b)PairGain Technologies, Inc.                     150,000            4,237
                                          (b)Powerwave Technologies, Inc.                     11,055              341
                                          (b)QUALCOMM, Inc., convertible preferred           204,000           10,277
                                       (a)(b)Socket Communications, Inc.                     134,756               72
                                          (b)Tellabs, Inc.                                   350,000           18,900
                                          (b)WorldCom, Inc.                                  500,000           16,813
                                          (b)Xylan Corp.                                      43,679              699
                                             ----------------------------------------------------------------------------
                                                                                                              186,699
-------------------------------------------------------------------------------------------------------------------------
SYSTEMS, SOFTWARE
AND SERVICES--24.6%
                                          (b)BMC Software                                    250,000           15,094
                                          (b)Cadence Design Systems                           60,000            3,195
                                          (b)Cambridge Technology Partners                   125,000            4,563
                                          (b)Check Point Software Technologies, Ltd.         250,000           10,656
                                             Computer Associates International               400,000           29,825
                                          (b)Computer Sciences Corp.                          75,000            5,320


PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF SHARES       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                          (b)Compuware Corp.                                 150,000       $    9,919
                                          (b)Data General Corp.                              150,000            2,887
                                             J.D. Edwards & Co.                              100,000            3,400
                                          (b)EMC Corp.                                       565,000           31,640
                                          (b)Electronic Arts                                 325,000           11,009
                                             Galileo International, Inc.                     200,000            5,025
                                          (b)Gartner Group                                    30,000              847
                                             Getronics, N.V.                                  19,608              648
                                             Hewlett-Packard Co.                             200,000           12,338
                                             International Business Machines                 375,000           36,773
                                          (b)Iomega Corp.                                    400,000           10,725
                                          (b)Jackson Hewitt, Inc.                              9,209              417
                                             Keane, Inc.                                      75,000            2,222
                                          (b)Logic Works                                      36,691              344
                                          (b)Mercury Interactive Corp.                       375,000            8,438
                                          (b)MicroAge, Inc.                                  135,000            2,970
                                          (b)Open Market, Inc.                                75,000              844
                                          (b)Oracle Corp.                                    305,000           10,913
                                          (b)PeopleSoft, Inc.                                295,000           18,548
                                             SAP, A.G.                                        12,130            3,485
                                          (b)Security Dynamics Technology, Inc.              275,000            9,316
                                          (b)Storage Technology Corp.                        272,900           16,016
                                          (b)SunGard Data Systems                            325,300            7,685
                                          (b)Sykes Enterprises, Inc.                         100,000            2,488
                                          (b)Tech Data Corp.                                 100,000            4,450
                                          (b)Unisys Corp.                                    450,000            5,991
                                          (b)VIASOFT                                         150,000            6,150
                                          (b)Whittman-Hart, Inc.                             125,000            3,625
                                             ----------------------------------------------------------------------------
                                                                                                              297,766
-------------------------------------------------------------------------------------------------------------------------
LIFE SCIENCES--11.7%
                                          (b)Agouron Pharmaceuticals, Inc.                   100,000            4,562
                                          (b)Alkermes, Inc.                                  150,000            3,412
                                          (b)Angeion Corp.                                   175,000              689
                                          (b)Arterial Vascular Engineering                   175,000            9,297
                                          (b)Biochem Pharma, Inc.                            630,000           15,789
                                          (b)Biogen                                           83,000            2,780
                                          (b)British Biotech, PLC                            258,750              440
                                          (b)Centocor, Inc.                                  400,000           17,600
                                          (b)Dura Pharmaceuticals                            190,000            9,191
                                             Glaxo Wellcome                                  128,500            2,754
                                          (b)Gilead Sciences                                 250,000            8,531
                                             HBO & Co.                                       475,000           20,663
                                          (b)Immunex Corp.                                    75,000            4,800
                                          (b)Incyte Pharmaceuticals, Inc.                     75,000            6,037
                                          (b)Ligand Pharmaceutical, Inc.                     275,000            4,022
                                       (a)(b)Med Venture Associates II, L.P.
                                             6.1% limited partnership interest                    --              836
                                          (b)North American Vaccine                          140,500            3,530
                                          (b)PathoGenesis Corp.                              175,000            6,300
                                          (b)Pharmos Corp.                                   411,349              900
                                          (b)Protein Design Labs, Inc.                       175,000            8,728
                                             Survivalink Corp.
                                          (b)  Common Stock                                  150,000              450
                                          (a)  110,000 warrants expiring 2001                     --              495
                                             Thermo Electron Corp.                           250,000            9,328
                                       (a)(b)Trex Medical Corp.                               60,000              615
                                             ----------------------------------------------------------------------------
                                                                                                              141,749

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF SHARES       VALUE
-------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL TECHNOLOGY AND
MISCELLANEOUS--6.6%
                                          (a)Adams Capital Management, L.P., 3.9%                 --       $      250
                                               limited partnership interest
                                       (a)(b)Advanced Technology Ventures II, L.P.,
                                             17.9% limited partnership interest                   --              429
                                          (b)Applied Materials, Inc.                         650,000           21,694
                                             Arch Coal, Inc.                                  35,000              936
                                          (a)Asset Management Associates 1996, L.P.,              --              740
                                               2.5% limited partnership interest
                                          (b)Commodore Separation Technologies,
                                               Inc.,
                                             convertible preferred with warrants              45,600              319
                                               expiring 2002
                                       (a)(b)Crosspoint Venture Partners 1993, L.P.,
                                             3.1% limited partnership interest                    --            3,494
                                          (b)Cymer Laser, Inc.                                75,000            1,716
                                          (b)DII Group, Inc.                                 170,000            4,186
                                       (a)(b)GEO Capital III, L.P.,
                                             5.0% limited partnership interest                    --            1,354
                                       (a)(b)GEO Capital IV, L.P.,
                                             2.9% limited partnership interest                    --              959
                                             Matsushita Electric Industrial Co., Ltd.         77,000            1,293
                                          (a)Metrika Systems                                  66,667              850
                                             Murata Manufacturing                             31,000            1,258
                                             Ricoh Co., Ltd.                                  51,000              657
                                          (b)Sanmina Corp.                                   300,000           22,425
                                       (a)(b)Sevin Rosen Fund V, L.P.,
                                             2.8% limited partnership interest                    --            1,694
                                          (b)Solectron Corp.                                 370,000           14,523
                                             Sony Corp.                                        7,300              606
                                             ----------------------------------------------------------------------------
                                                                                                               79,383
                                             ----------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS--93.6%
                                             (Cost: $871,011)                                               1,132,630
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT     VALUE
-------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--2.6%
                                             Yield--5.52% to 5.65%
                                             Due November and December, 1997
                                             (Cost: $31,290)                                                   31,289
                                             ----------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--96.2%
                                             (Cost: $902,301)                                               1,163,919
                                             ----------------------------------------------------------------------------
                                             CASH AND OTHER ASSETS, LESS LIABILITIES--3.8%                     45,804
                                             ----------------------------------------------------------------------------
                                             NET ASSETS--100%                                              $1,209,723
                                             ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
(a) The following securities may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business; they were valued at cost on the dates of acquisition. No market quotations were available for unrestricted securities of the same class on the dates of acquisition or on October 31, 1997, with the exception of Socket Communications, Inc., which was valued at 85% of current market value. These securities are valued at fair value as determined in good faith by the Board of Trustees of the Fund. At October 31, 1997, the value of the Fund's restricted securities was $12,238,000 which represented 1.01% of net assets.

                                                   DATE OF                  NUMBER
            SECURITY DESCRIPTION                 ACQUISITION              OF SHARES                 COST
--------------------------------------------------------------------------------------------------------------
                                                                         3.9% limited
Adams Capital Management, L.P.                 September 1997        partnership interest         $250,000
--------------------------------------------------------------------------------------------------------------
                                                                        17.9% limited
Advanced Technology Ventures II, L.P.           December 1994        partnership interest         1,687,908
--------------------------------------------------------------------------------------------------------------
                                                June 1996 to             2.5% limited
Asset Management Associates 1996, L.P.          October 1997         partnership interest          750,888
--------------------------------------------------------------------------------------------------------------
                                                 April 1993              3.1% limited
Crosspoint Venture Partners 1993, L.P.         to October 1995       partnership interest         1,481,231
--------------------------------------------------------------------------------------------------------------
                                                December 1993            5.0% limited
GEO Capital III L.P.                          to September 1995      partnership interest         1,832,081
--------------------------------------------------------------------------------------------------------------
                                                                         2.9% limited
GEO Capital IV, L.P.                             April 1996          partnership interest         1,050,000
--------------------------------------------------------------------------------------------------------------
                                                  May 1996               6.1% limited
Med Venture Associates II L.P.                 to October 1996       partnership interest          900,000
--------------------------------------------------------------------------------------------------------------
Metrika Systems                                 December 1996            66,667 shs.           12.75 per share
--------------------------------------------------------------------------------------------------------------
                                                 April 1996              2.8% limited
Sevin Rosen Fund V, L.P.                       to October 1996       partnership interest          806,189
--------------------------------------------------------------------------------------------------------------
                                                  May 1994
Socket Communications, Inc.                   to December 1994           134,756 shs.          4.62 per share
--------------------------------------------------------------------------------------------------------------
Survivalink Corp.
  Common stock                                  December 1995            150,000 shs.          3.00 per share
  Warrants expiring 2001                       to October 1996           110,000 shs.          4.50 per share
--------------------------------------------------------------------------------------------------------------
Trex Medical Corp.                              November 1995            60,000 shs.           10.25 per share
--------------------------------------------------------------------------------------------------------------

(b) Non-income producing security.

Based on the cost of investments of $902,301,000 for federal income tax purposes at October 31, 1997, the gross unrealized appreciation was $278,574,000, the gross unrealized depreciation was $16,956,000 and the net unrealized appreciation on investments was $261,618,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER TECHNOLOGY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Technology Fund, as of October 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Technology Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois

December 16, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997
(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $902,301)                                                $1,163,919
--------------------------------------------------------------------------
Cash                                                                   442
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  86,353
--------------------------------------------------------------------------
  Fund shares sold                                                  10,705
--------------------------------------------------------------------------
  Dividends                                                             71
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 1,261,490
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------
Payable for:
  Investments purchased                                             49,657
--------------------------------------------------------------------------
  Fund shares redeemed                                                 886
--------------------------------------------------------------------------
  Management fee                                                       614
--------------------------------------------------------------------------
  Distribution services fee                                             80
--------------------------------------------------------------------------
  Administrative services fee                                          187
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               250
--------------------------------------------------------------------------
  Trustees' fees                                                        93
--------------------------------------------------------------------------
    Total liabilities                                               51,767
--------------------------------------------------------------------------
NET ASSETS                                                      $1,209,723
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------
Paid-in capital                                                 $  770,520
--------------------------------------------------------------------------
Undistributed net realized gain on investments                     177,585
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         261,618
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $1,209,723
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($1,074,848 / 81,874 shares outstanding)                          $13.13
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $13.93
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($105,299 / 8,394 shares outstanding)                             $12.54
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($9,572 / 757 shares outstanding)                                 $12.64
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($20,004 / 1,517 shares outstanding)                              $13.19
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1997
(IN THOUSANDS)

-----------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------------------------------
  Dividends                                                                            $  2,536
-----------------------------------------------------------------------------------------------
  Interest                                                                                2,841
-----------------------------------------------------------------------------------------------
   Total investment income                                                                5,377
-----------------------------------------------------------------------------------------------
 Expenses:
  Management fee                                                                          6,532
-----------------------------------------------------------------------------------------------
  Distribution services fee                                                                 749
-----------------------------------------------------------------------------------------------
  Administrative services fee                                                             1,927
-----------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                  1,816
-----------------------------------------------------------------------------------------------
  Professional fees                                                                          68
-----------------------------------------------------------------------------------------------
  Reports to shareholders                                                                   222
-----------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                   43
-----------------------------------------------------------------------------------------------
   Total expenses                                                                        11,357
-----------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                      (5,980)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------
  Net realized gain on sales of investments                                             204,378
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                  (21,135)
-----------------------------------------------------------------------------------------------
Net gain on investments                                                                 183,243
-----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $177,263
-----------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                    YEAR ENDED OCTOBER 31,
                                                                   1997                 1996
-----------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
  Net investment loss                                           $   (5,980)              (6,765)
-----------------------------------------------------------------------------------------------
  Net realized gain                                                204,378              171,891
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            (21,135)             (92,784)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               177,263               72,342
-----------------------------------------------------------------------------------------------
Net equalization credits                                                --                   38
-----------------------------------------------------------------------------------------------
Distribution from net realized gain                               (170,339)            (148,702)
-----------------------------------------------------------------------------------------------
Net increase from capital share transactions                       139,986              121,180
-----------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       146,910               44,858
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------
Beginning of year                                                1,062,813            1,017,955
-----------------------------------------------------------------------------------------------
END OF YEAR                                                     $1,209,723            1,062,813
-----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Technology Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each

NOTES TO FINANCIAL STATEMENTS

                             class by dividing the Fund's net assets
                             attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $6,532,000 for the year ended October 31, 1997. Zurich Investment
                             Management Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Fund, and is paid by ZKI for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                COMMISSIONS         COMMISSIONS ALLOWED
                                                                RETAINED BY               BY ZKDI
                                                                   ZKDI        TO ALL FIRMS    TO AFFILIATES
                                                                -----------    ------------    -------------
                             Year ended October 31, 1997         $181,000        853,000           7,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                   DISTRIBUTION FEES        COMMISSIONS AND
                                                                        AND CDSC           DISTRIBUTION FEES
                                                                      RECEIVED BY            PAID BY ZKDI
                                                                          ZKDI                 TO FIRMS
                                                                   -----------------       -----------------
                             Year ended October 31, 1997                $931,000                1,338,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to

NOTES TO FINANCIAL STATEMENTS

                             Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                          ASF PAID BY
                                                                          THE FUND TO       ASF PAID BY
                                                                             ZKDI          ZKDI TO FIRMS
                                                                          -----------      -------------
                             Year ended October 31, 1997                  $1,927,000         1,955,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $1,091,000 for the year ended October 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended October 31, 1997, the Fund made no payments to its officers and incurred trustees' fees of $31,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $2,160,635

                             Proceeds from sales                       2,241,713

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                              YEAR ENDED OCTOBER 31,
                                                                       1997                            1996
                                                              ----------------------           ---------------------
                                                              SHARES         AMOUNT            SHARES        AMOUNT
                                        SHARES SOLD
                                        Class A                17,481       $236,561           6,779        $ 84,646
                                       -----------------------------------------------------------------------------
                                        Class B                 4,963         61,311           4,430          55,798
                                       -----------------------------------------------------------------------------
                                        Class C                   668          8,433             403           5,168
                                       -----------------------------------------------------------------------------
                                        Class I                 1,319         16,563             947          11,854
                                       -----------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                10,359        125,757           10,245        109,842
                                       -----------------------------------------------------------------------------
                                        Class B                   975         11,407             650           6,818
                                       -----------------------------------------------------------------------------
                                        Class C                    57            675              25             262
                                       -----------------------------------------------------------------------------
                                        Class I                   218          2,652             244           2,616
                                       -----------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (19,952)      (267,634)          (8,858)      (111,018)
                                       -----------------------------------------------------------------------------
                                        Class B                (2,774)       (34,589)          (2,317)       (28,675)
                                       -----------------------------------------------------------------------------
                                        Class C                  (289)        (3,645)           (216)         (2,686)
                                       -----------------------------------------------------------------------------
                                        Class I                (1,371)       (17,505)          (1,054)       (13,445)
                                       -----------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   219          2,856             151           1,900
                                       -----------------------------------------------------------------------------
                                        Class B                  (228)        (2,856)           (156)         (1,900)
                                       -----------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS          $139,986                        $121,180
                                       -----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                            ------------------------------------------
                                                             Class A
                                            ------------------------------------------
                                                      YEAR ENDED OCTOBER 31,
                                            ------------------------------------------
                                             1997    1996    1995    1994    1993
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------
Net asset value, beginning of year          $13.16   14.63   11.50   10.68    9.95
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                         (.06)   (.08)   (.03)     --    (.01)
--------------------------------------------------------------------------------------
  Net realized and unrealized gain            2.14     .74    4.66    1.49    2.03
--------------------------------------------------------------------------------------
Total from investment operations              2.08     .66    4.63    1.49    2.02
--------------------------------------------------------------------------------------
Less distribution from net realized gain      2.11    2.13    1.50     .67    1.29
--------------------------------------------------------------------------------------
Net asset value, end of year                $13.13   13.16   14.63   11.50   10.68
--------------------------------------------------------------------------------------
TOTAL RETURN                                 17.11%   7.83   47.30   14.95   21.76
--------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------
Expenses                                       .89%    .89     .88     .89     .81
--------------------------------------------------------------------------------------
Net investment income (loss)                  (.42)%  (.62)   (.23)    .05    (.06)
--------------------------------------------------------------------------------------

                                            ----------------------------------------
                                                            Class B
                                            ----------------------------------------
                                            YEAR ENDED OCTOBER 31,    MAY 31 TO
                                            ----------------------   OCTOBER 31,
                                             1997    1996    1995       1994
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------
Net asset value, beginning of period        $12.77   14.39   11.45       9.99
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                         (.18)   (.19)   (.15)      (.05)
------------------------------------------------------------------------------------
  Net realized and unrealized gain            2.06     .70    4.59       1.51
------------------------------------------------------------------------------------
Total from investment operations              1.88     .51    4.44       1.46
------------------------------------------------------------------------------------
Less distribution from net realized gain      2.11    2.13    1.50         --
------------------------------------------------------------------------------------
Net asset value, end of period              $12.54   12.77   14.39      11.45
------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                15.91%   6.76   45.65      14.61
------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------
Expenses                                      1.85%   1.87    1.82       1.99
------------------------------------------------------------------------------------
Net investment loss                          (1.38)% (1.60)  (1.17)     (1.08)
------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                              ------------------------------------   ---------------------------
                                                            CLASS C                            CLASS I
                                              ------------------------------------   ---------------------------
                                                                         MAY 31       YEAR ENDED       JULY 3
                                              YEAR ENDED OCTOBER 31,       TO         OCTOBER 31,        TO
                                              ----------------------   OCTOBER 31,   -------------   OCTOBER 31,
                                               1997    1996    1995       1994       1997    1996       1995
----------------------------------------------------------------------------------   ---------------------------
----------------------------------------------------------------------------------   ---------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------   ---------------------------
Net asset value, beginning of period          $12.85   14.45   11.45       9.99      13.20   14.64     12.72
----------------------------------------------------------------------------------   ---------------------------
Income from investment operations:
  Net investment loss                           (.17)   (.18)   (.15)      (.05)      (.04)   (.07)     (.02)
----------------------------------------------------------------------------------   ---------------------------
  Net realized and unrealized gain              2.07     .71    4.65       1.51       2.14     .76      1.94
----------------------------------------------------------------------------------   ---------------------------
Total from investment operations                1.90     .53    4.50       1.46       2.10     .69      1.92
----------------------------------------------------------------------------------   ---------------------------
Less distribution from net realized gain        2.11    2.13    1.50         --       2.11    2.13        --
----------------------------------------------------------------------------------   ---------------------------
Net asset value, end of period                $12.64   12.85   14.45      11.45      13.19   13.20     14.64
----------------------------------------------------------------------------------   ---------------------------
TOTAL RETURN (NOT ANNUALIZED)                  15.98%   6.88   46.23      14.61      17.23    8.06     15.09
----------------------------------------------------------------------------------   ---------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------   ---------------------------
Expenses                                        1.82%   1.82    1.76       1.83        .74     .76       .65
----------------------------------------------------------------------------------   ---------------------------
Net investment loss                            (1.35)% (1.55)  (1.11)      (.92)      (.27)   (.49)     (.33)
----------------------------------------------------------------------------------   ---------------------------

----------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                              ------------------------------------------------------------------
                                                 1997        1996        1995       1994      1993
----------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)      $1,209,723   1,062,813   1,017,955   713,654   612,604
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              192%        121         105        81        95
----------------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the years ended October 31, 1997 and
1996 were $.0583 and $.0558, respectively.
----------------------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Per share data for 1995 through 1997 were determined based on average shares outstanding.

TRUSTEES AND OFFICERS

STEPHEN B. TIMBERS
President and Trustee

DAVID W. BELIN
Trustee

LEWIS A. BURNHAM
Trustee

DONALD L. DUNAWAY
Trustee

ROBERT B. HOFFMAN
Trustee

DONALD R. JONES
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

CHARLES R. MANZONI, JR.
Vice President

JOHN E. NEAL
Vice President

STEVEN H. REYNOLDS
Vice President

PHILIP J. COLLORA
Vice President and
Secretary

JEROME L. DUFFY
Treasurer

ELIZABETH C. WERTH
Assistant Secretary


-------------------------------------------------------------------------------
LEGAL COUNSEL                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                  222 North LaSalle Street
                                  Chicago, IL 60601
-------------------------------------------------------------------------------
SHAREHOLDER                       ZURICH KEMPER SERVICE COMPANY
SERVICE AGENT                     P.O. Box 419557
                                  Kansas City, MO 64141
-------------------------------------------------------------------------------
CUSTODIAN AND                     INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                    801 Pennsylvania
                                  Kansas City, MO 64105
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS              ERNST & YOUNG LLP
                                  233 South Wacker Drive
                                  Chicago, IL 60606
-------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER             ZURICH KEMPER DISTRIBUTORS, INC.
                                  222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

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